We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 4,
1999, which appears as an exhibit in Mity-Lite, Inc.'s Annual
Report on Form 10-K for the year ended March 31, 1999.



Crowe, Chizek and Company LLP
Elkhart, Indiana
July 26, 1999